UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

107 Meco Lane

Oak Ridge, TN 37830

(Address of principal executive offices) (Zip code)

Michael Feldschuh

107 Meco Lane

Oak Ridge, TN 37830

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2026 to JUNE 30, 2026

Daxor Corporation

Financial Statements (Unaudited)

For the Six Months Ended

June 30, 2026

August 31, 2026

Dear Valued Shareholders,

“It’s still Day 1.” — Jeff Bezos

That’s exactly how we think about where Daxor stands today. Everything we have accomplished to date — the FDA clearance of our next-generation analyzer, our new patent, our clinical data, our acquisition of our supplier, Isotex Diagnostics, our capital raise — has been about building the launch pad, not the destination. The real growth is still in front of us, and the first half of 2026 was about putting the pieces in place to grow aggressively from here.

Management remains more excited than ever about the opportunity in front of us: to build a substantial business that meaningfully improves patient outcomes while reducing costs across the healthcare system. Over the first half of 2026, we’ve been deliberately putting the building blocks in place — improving our product, increasing production, growing our sales organization, and generating new clinical evidence — to make that opportunity a reality.

In January, we completed a very clean $9 million gross capital raise — to strengthen our foundation and allow the Company to reach the next level of milestones that enable broader commercial adoption. Rather than chase short-term optics, we put that capital to work eliminating the small amount of short-term debt we carried, building manufacturing capacity, and stocking the inventory needed to place our next-generation systems — investments that take patience to pay off but that we believe position Daxor for durable, long-term growth. We’re pleased to report on that progress for the six months ended June 30, 2026.

Commercial Expansion & Sales Leadership

With capital now in place, we are focused on aggressively growing our commercial team. Unaudited kit sales grew 16% in the first half of 2026 versus the prior-year period. That growth largely reflects the legacy commercial structure we carried into the year — the team and infrastructure in place before our January capital raise gave us the ability to begin expanding. Our January capital raise closed mid-way through the first quarter, and it took time to build out the commercial organization needed to fully capitalize on that capital. We used the first half of the year to do exactly that: we welcomed Annette Plishka as our new SVP of Sales on April 15th, and have been actively hiring and training additional territory managers to build out our field commercial presence. We are now expanding our current sales and clinical support team by 300% over the coming quarters to keep up with the volume of account demand and build-out ahead of us. We expect the benefit of this expanded, better-resourced organization to become more visible in kit sales growth in the back half of the year and into 2027.

Alongside this team build-out, our dual-solution strategy — on-site BVA analyzers plus our CLIA-certified, zero-capital ezBVA Lab send-out service — drove new account activity during the period:

●	Tennessee (February): New outpatient BVA program, Southern Middle Tennessee

●	Ohio (April): High-volume cardiology center, Southwest Ohio

We also maintained an active conference presence during the first half — SCCM, ACC.26, MedAxiom CV Transforum, and the iAccess Alpha investor conference — building clinical and investor awareness in parallel.

Next-Generation BVA System: Building the Pipeline

Demand for our next-generation BVA system has been strong. We have received indications of interest from more than fifteen hospitals and practices to acquire the new system, and we anticipate placing these units over the next several quarters as we ramp production and installation capacity — the manufacturing investment described in the Financial Position section below is directly in service of this rollout. Each new placement is also expected to drive incremental kit sales demand and to open new points of care in the outpatient setting, extending the reach of precision blood volume measurement described above to a broader population of at-risk patients.

Financial Position: Debt-Free, Clean Capital Structure, Capital Deployed for Growth

The financial and operating figures discussed in this section are unaudited, derived from our Form N-CSR for the six months ended June 30, 2026, and are subject to adjustment.

As of June 30, 2026, Daxor’s net assets were $51,832,130, an increase of $5,944,864 from $45,887,266 at December 31, 2025, driven primarily by the $9 million registered direct offering completed in January 2026 (765,958 shares at $11.75 per share). On a per-share basis, NAV was $8.88 at June 30, 2026, compared with $9.07 at December 31, 2025. Because the offering was priced at $11.75 per share — above our then-current NAV — it was accretive to NAV per share, adding approximately $0.23. The modest overall decline reflects the operating division’s investment activity during the period, described below, partially offset by that accretion.

Daxor’s capital structure is straightforward: we have no warrants, convertible notes, or other derivative securities outstanding — just 5,838,224 shares of common stock outstanding at June 30, 2026 (6,313,224 shares issued, less 475,000 shares held in treasury). Our equity incentive awards — 216,984 stock options at a $9.80 weighted average exercise price, and 45,005 unvested stock awards — represent approximately 4.5% of shares outstanding, a modest level compared with companies carrying a stack of outstanding warrants or convertibles. See Note 13 to the financial statements.

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Importantly, Daxor also carries no outstanding debt. Using a portion of the January offering proceeds, we retired $1,169,913 of short-term debt in the operating division during the first half of the year — the single largest component of the use of funds for the period. That amount represented principal and interest on a $1,129,000 loan extended to the operating division during 2024 and 2025, at the Secured Overnight Financing Rate plus 100 basis points. See Note 9 to the financial statements. With that debt now retired, capital not yet deployed into operations is held safely in short-term U.S. Treasury securities, generating interest income while remaining available to fund our growth initiatives.

Backing out that one-time debt retirement, the operating division’s underlying investment for the six-month period was $1,135,119 — reflecting deliberate, growth-oriented spending rather than an operating shortfall. That investment was concentrated in three areas:

●	Radiopharmaceutical manufacturing buildout: Capital expenditures to upgrade our Oak Ridge, TN facility to bring in-house manufacturing of the radiopharmaceutical products we are acquiring from Isotex Diagnostics online. Once fully transitioned, we expect this to boost our kit output capacity by more than 500% over the next 12 months, while also adding an additional radiopharmaceutical product, Glofil, to our portfolio.

●	Next-generation BVA production capacity: Purchases of parts and tooling to manufacture our new next-generation Blood Volume Analyzer.

●	Inventory build for account placements: Increased inventory of single-use kit cartridges and BVA analyzer components to support new system placements at accounts as we scale commercially.

We see this first half as patient capital at work: a clean, low-dilution capital structure, a debt-free balance sheet, safety and liquidity preserved through short-term Treasuries, and direct investment in the manufacturing capacity and inventory needed to meet commercial demand for our next-generation platform.

Corporate Structure & Strategic Realignment

On February 10, 2026, we announced our intention to transition primary regulatory reporting from the Investment Company Act of 1940 to the Securities Exchange Act of 1934 — formal recognition that Daxor operates as a medical diagnostics and technology company. We previously anticipated completing this transition by the end of the second quarter of 2026. The Commission has not yet acted on our application, and we remain a registered closed-end investment company as of the date of this letter. We have responded to all requests from the staff in a timely manner but cannot predict when an order will be issued. This move is expected to simplify disclosures and provide investors with standardized GAAP metrics comparable to peer diagnostic companies.

In December 2025, we sold our remaining investment portfolio positions and currently hold no common or preferred stock positions. Our time and resources are now fully dedicated to the Blood Volume Analysis business and the radiopharmaceutical manufacturing capability we are building out.

Intellectual Property

On June 2, 2026, the USPTO issued U.S. Patent No. 12,635,917 B2, “Remote Blood Volume Monitor.” This extends our IP moat beyond point-of-care testing into continuous, wearable-sensor-based monitoring — anchoring a single precise BVA baseline to ongoing non-invasive (PPG) tracking to flag clinically meaningful volume shifts in real time. This opens a path toward chronic disease management applications in heart failure, syncope, anemia, and polycythemia.

Research & Development

Our R&D remained centered during the period on the next-generation Blood Volume Analyzer that received FDA 510(k) clearance in August of 2025 and an approved software upgrade in June of 2026 — developed under a U.S. Department of Defense contract, delivering results three times faster than our legacy BVA-100 in a seven-pound, portable form factor. As described above, offering proceeds are now directly funding the manufacturing capacity — parts, tooling, and inventory — needed to build and place these units, alongside the R&D reflected in the remote-monitoring patent.

The Clinical and Health-Economic Case for Precision Blood Volume Measurement

At its core, Daxor’s mission addresses what we’ve long described as healthcare’s multi-billion-dollar silent crisis: the inability to precisely measure blood volume. Clinicians have historically had to rely on indirect proxies — vital signs, weight, clinical judgment, or imprecise formulas — to estimate a patient’s true intravascular volume status. These proxies are frequently wrong, and the consequences of getting volume status wrong are significant: under- or over-resuscitation in the ICU, misdiagnosed or mistreated heart failure, prolonged hospital stays, and avoidable readmissions.

BVA closes that gap. As the only FDA-cleared diagnostic providing an objective, patient-specific quantification of a patient’s total blood volume status and composition, it gives clinicians a direct, precise measurement rather than an inference — and that precision changes the direction of care. In the inpatient setting, this means guiding fluid management and diuresis decisions in heart failure and critical care patients with a level of accuracy that clinical scoring systems alone cannot match. In the outpatient setting, it means earlier and more accurate identification of volume overload or depletion in chronic heart failure and other at-risk patients, before those conditions progress to a point requiring hospitalization.

The health-economic case follows directly from the clinical one. The outcomes data we’ve generated and continue to expand — including the reductions in readmissions, mortality, and length of stay referenced below — aren’t just clinical wins; they represent meaningful cost savings for hospitals and health systems operating under increasing value-based care pressure. A more precise diagnostic, applied at the right point in a patient’s care journey, doesn’t just improve outcomes for the patient — it reduces the downstream resource burden on the healthcare system as a whole. This dual benefit, to patient and system alike, is the foundation of our commercial strategy across both hospital-based analyzer placements and our outpatient ezBVA Lab service.

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Clinical Validation

During the first half of 2026:

●	SCCM 2026 (March): New data presented with Children’s National Hospital validated BVA’s Albumin Escape Rate as a uniquely accurate, direct measure of capillary leak — outperforming traditional clinical scoring indices, which showed weak, non-significant correlation with actual measured leak.

●	ACC.26 (March): Highlighted peer-reviewed data showing BVA-guided care associated with a 56% reduction in 30-day readmissions and an 82% reduction in 30-day mortality.

●	MedAxiom CV Transforum Spring ‘26 (April/May): Reinforced outcomes data including an 86% reduction in 1-year mortality and a 55% reduction in length of stay when BVA is performed on admission.

Recent Developments

Since the close of the reporting period, Daxor has continued this momentum, including a new outpatient BVA program launch in eastern Kansas (July) and our first-time exhibition at the Dysautonomia International Conference (July), marking an initial step into a new indication area — autonomic disorders.

Looking Ahead

With more than fifteen indications of interest in hand for our next-generation BVA system, a strengthened commercial team now in place under new sales leadership, and a debt-free balance sheet supporting continued investment in manufacturing capacity, we head into the second half of 2026 well positioned to convert this pipeline into placements. We expect unit placements to ramp over the next several quarters, driving incremental kit sales and expanding our footprint into new outpatient points of care. We look forward to updating shareholders on our progress as these placements are finalized.

In closing, the first half of 2026 was about building the launch pad — in our people, our manufacturing capacity, and our balance sheet — for the growth we believe lies ahead. For Daxor, it’s still Day 1. We thank you for your continued trust and investment in Daxor Corporation.

Sincerely,

Michael Feldschuh

President and CEO

Daxor Corporation

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com or contact our investor relations representative Bret Shapiro of CORE IR at www.coreir.com for more detailed information. We periodically issue press releases regarding research reports and placements of the Daxor BVA system in hospitals.

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Item 1 – Schedule of Investments

Daxor Corporation

Schedule of Investments

June 30, 2026 (Unaudited)

	Quantity	Fair Value
U.S Treasury Bill, Matures 1/27/27 (Cost $4,834,134)	5,000,000	$4,895,800

U.S Treasury Bill, Matures 7/23/26 (Cost $491,540)	500,000	498,900

U.S. Treasury Bill, Matures 10/15/26 (Cost $197,240)	200,000	197,820

U.S. Treasury Bill, Matures 2/18/27 (Cost $195,013)	200,000	195,174

Total U.S. Treasury Bills (Total Cost $5,717,927) – 11.17%		$5,787,694

Investment in Operating Division (Cost $41,494,302) - (United States) – 88.75% (1)		$46,000,000

Other Assets – 0.13%		$68,033

Total Assets – 100.05%		$51,855,727
Total Liabilities - (0.05%)		$(23,597)
Net Assets – 100.00%		$51,832,130

(1)	The Fair Value of the operating division was determined by using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Schedule of Investments – (Unaudited) (Continued)

June 30, 2026

At June 30, 2026, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$4,505,698

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Summary of Liabilities

(Unaudited)

June 30, 2026

Accounts payable and accrued expenses – (0.05)%	(23,597)

Total Liabilities - (0.05)%	$(23,597)

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Assets and Liabilities (Unaudited)

June 30, 2026

Assets:
Investment in US Government Securities, at fair value (cost $5,717,927)	$5,787,694
Investment in operating division, at fair value (cost of $41,494,302)	46,000,000
Prepaid taxes and other assets	68,033
Total Assets	51,855,727

Liabilities:
Accounts payable and accrued expenses	23,597

Total Liabilities	23,597
Commitments (Note 14)
Net Assets	$51,832,130

Net Asset Value, (10,000,000 shares authorized, 6,313,224 issued and 5,838,224 shares outstanding of $0.01 par value capital stock outstanding)	$8.88
Net Assets consist of:
Capital paid in	$24,841,019
Total distributable earnings	31,488,054
Treasury Stock	(4,496,943)
Net Assets	$51,832,130

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2026

Investment Income:
Interest income	$9,763
Other income	13,257
Total Investment Income	23,020

Expenses:
Stock based compensation expense	972,993
Investment administrative charges	64,300
Professional fees	28,500
Transfer agent fees	19,047
Other expenses	13,853
Total Expenses	1,098,693

Net Investment (Loss)	(1,075,673)

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net change in unrealized appreciation on investments	69,767
Results of operations of operating division	(2,305,032)

Net Realized and Unrealized Gain on Investments	(3,310,938)

Income tax expense	-

Net (decrease) in Net Assets Resulting From Operations	$(3,310,938)

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Changes in Net Assets

	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025
Increase in Net Assets Resulting from Operations

Net investment (loss)	$(1,075,673)	$(1,122,955)
Net realized gain from investments in securities	-	745,334
Net change in unrealized appreciation (depreciation) on investments	69,767	(684,007)
Net change in unrealized appreciation in operating division	-	10,500,000
Results of operations of operating division	(2,305,032)	(268,598)
Net (Decrease) Increase in Net Assets Resulting From Operations	(3,310,938)	9,169,774

Capital Share Issuances:
Gross Proceeds from stock offering	$9,000,007	-
Issuance costs for stock offering	(730,000)
Increase in net assets resulting from stock-based compensation	972,993	765,906
Proceeds from stock option exercises	12,802	159,285

Net Increase in Net Assets Resulting From Capital Share Issuances	9,255,802	925,191

Total Net Increase in Net Assets	5,944,864	10,094,965

Net Assets:

Beginning of Period	45,887,266	35,792,301

End of Period	$51,832,130	$45,887,266

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Cash Flows

Six Months Ended June 30, 2026 (Unaudited)

Cash flows from operating activities:
Net (decrease) in net assets resulting from operations	$(3,310,938)
Adjustment to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation on investments	(69,767)
Advances to operating division	2,305,032
Results of operations of operating division	(1,135,119)
Retirement of debt in operating division	(1,169,913)
Proceeds from sales/redemptions of securities	8,821,562
Purchase of securities	(14,596,570)
Stock based compensation expense	972,993
Changes in operating assets and liabilities:
Prepaid taxes and other assets	(10,089)
Increase in accrued expenses	(90,000)
Net cash used in operating activities	(8,282,809)

Cash flows from financing activities:
Gross proceeds from stock offering	9,000,007
Issuance costs for stock offering	(730,000)
Proceeds from stock option exercises	12,802

Net cash provided by financing activities	8,282,809

Net change in cash and restricted cash	$-
Cash and restricted cash at beginning of the period	-
Cash and restricted cash at end of the period	$-

Supplemental Disclosures of Cash Flow Information:

Cash paid during the year for:

Income Taxes (State income taxes)	$10,325

Interest	$-

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights

The table below sets forth certain financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented: “Net investment (loss) income,” “Net realized and unrealized gain (loss) from investments,” “Net loss and unrealized appreciation of operating division,” “stock based compensation expense,”. We used weighted average shares outstanding for these items because of the increase in outstanding shares in 2026 and the six months ended June 30, 2026, and we believe the use of weighted average shares outstanding best reflects the impact of the share increases on the calculation of these items. The total investment return does not reflect sales load.

	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025
Net Asset Value Per Share, Beginning of Period	$9.07	$7.25

Income (loss) from operations:
Net investment (loss) income	(0.21)	(0.23)
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.01	0.01
Net loss and unrealized appreciation of operating division	(0.45)	2.05
Other (1)	(1.36)	(0.19)
Total income from Operations	(2.01)	1.64

Capital share issuances:
Increase in net assets from stock based compensation	0.19	0.15
Proceeds from stock offering	1.63
Proceeds from stock option exercises	-	0.03
Increase in Net Asset Value Per Share	(0.19)	1.82

Net Asset Value Per Share, End of Period	$8.88	$9.07

Market Price Per Share of Common Stock, Beginning of Period	$14.75	$7.69
Market Price Per Share of Common Stock, End of Period	$10.29	$14.75
Change in Price Per Share of Common Stock	$(4.46)	$7.06

Total Investment Return	(30.24)%	91.81%

Weighted Average Shares Outstanding	4,985,286	4,985,286

Ratios/Supplemental Data

Net assets, End of Period (in 000’s)	$51,832	$45,887

Ratio of total expenses to average net assets	2.15%	3.16%

Ratio of net investment (loss) income after income taxes to average net assets	(2.10)%	(3.08)%

Portfolio turnover rate	0.00%	0.00%

(1)	Primarily due to the increase in Daxor shares outstanding for the six months ended June 31, 2026 and the year ended December 31, 2025.

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights (continued)

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022

Net Asset Value Per Share, Beginning of Year	$7.08	$6.75	$5.24

Income (loss) from operations:
Net investment (loss) income	(0.32)	(0.19)	(0.24)
Net realized and unrealized gain from investments, options and securities borrowed	0.04	(0.06)	(0.02)
Net loss and unrealized appreciation (depreciation) of operating division	0.39	0.31	1.53
Other	(0.20)	0.08	(0.40)
Total income (loss) from Investment Operations	(0.09)	0.14	0.87
Capital share issuances:

Increase in net assets from stock based compensation	0.26	0.15	0.19
Increase from sale of treasury stock and exercise of stock options	-	0.04	0.45
Increase in Net Asset Value Per Share	1.82	0.19	1.51

Net Asset Value Per Share, End of Year	$7.25	$7.08	$6.75

Market Price Per Share of Common Stock, Beginning of Year	$9.60	$9.16	$11.29
Market Price Per Share of Common Stock, End of Year	7.69	9.60	9.16
Change in Price Per Share of Common Stock	$(1.91)	$0.44	$(2.13)

Total Investment Return	(19.90)%	4.80%	(18.87)%

Weighted Average Shares Outstanding	4,842,476	4,631,255	4,083,847

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$35,792	$34,010	$28,969
Ratio of total expenses to average net assets	5.07%	3.32%	5.86%
Ratio of net investment (loss) income after income taxes to average net assets	(4.71)%	(2.80)%	(4.73)%
Portfolio turnover rate	0.07%	46.07%	0.00%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

On February 9, 2026, the Company filed an application pursuant to Section 8(f) of the Investment Company Act of 1940 seeking an order declaring that Daxor has ceased to be a registered investment company. Investors in registered investment companies benefit from legal protections imposed for their benefit under the Investment Company Act, and those legal protections will no longer apply if we receive the requested order. As of June 30, 2026, the Company remained a closed end management investment company. As of December 31, 2025, the Company sold the remaining positions held in equity or preferred stocks. In January 2026, the Company sold 765,958 shares of Daxor Corporation common stock with net proceeds to the Company of approximately $8.2 million. The Company invested a significant portion of the proceeds in U.S. Government Securities, U.S. Treasury Bills.

As the Company has disclosed in its public filings, Daxor has been a passive investment company only in form, as Daxor is in substance operating a medical instrumentation and biotechnology business. So, the reduction of its securities holdings to finance that business did not change the nature of the Company. As the Company waits for approval from the Securities and Exchange Commission to cease being a registered investment company, the Company will continue to hold U.S. Government Securities, but does not plan to hold investment securities, as it has in the past. This is in keeping with the nature of Daxor’s business, which has remained the same since it began operations, an operating company using available financial assets to sustain and expand its medical instrumentation and biotechnology operations.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Company is unique in nature, as it reports as a closed-end investment company but its focus and operations are as a medical device manufacturing and radiopharmaceutical company. For measurement of its investments in securities, the Company follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including, but not limited to, ASC 946, as stated above. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carried its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. The Company did not hold any Level 2 Assets at June 30, 2026. .

Level 3 - Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available (ASC Topic 820).

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Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

2. Significant Accounting Policies - (continued)

Valuations of Investments (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process, the Audit Committee meets semi-annually or as needed, and, in conjunction with reports from an independent valuation company, determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s operating division on a standalone basis, and may adjust its valuation based on the recommendations from the valuation firm.

The Company invests in U.S. Government securities, specifically Treasury Bills. Treasury Bills mature in one year or less and do not pay periodic interest. Instead, they are sold at a discount and pay face value at maturity. Income is recognized at maturity (or when sold). The Company marks to market the value of the Treasury Bills and maintains a valuation adjustment account and records a net change in appreciation in the Statement of Operations.

The Company is not a party to any advisory services agreements and as such has no related liabilities.

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Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounted for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the Statement of Assets and Liabilities at fair value. The changes in the fair values of derivatives are included in the Statements of Operations as a component of net realized and unrealized loss from investments. The Company did hold any derivative investments at June 30, 2026. .

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis. Realized gains and loses are net of transaction fees.

Investments in Operating Division Transactions

Investment in operating division transactions are accounted for using the accrual method of accounting. The net change in unrealized appreciation (depreciation) in the operating division is based on the results of the valuation of the operating division, performed annually under the guidance of Topic 820, Fair Value Measurement, compared to the underlying cost of the investment in the operating division. The cost of the operating division is based on the original cost of the purchase of the capital assets plus the cost of acquisition, capital in nature, related to the operating division.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders, if declared.

Revenue Recognition

ACS Topic 606, Revenue from Contracts with Customers, requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five-step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when the entity satisfies a performance obligation.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the Statement of Operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes”. The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

15

Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

2. Significant Accounting Policies - (continued)

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of June 30, 2026 for the Company’s assets and liabilities measured at fair value on a recurring basis at June 30, 2026, categorized by the above mentioned fair value hierarchy and also by denomination. As noted above, the valuation of the Company’s operating division on a standalone basis is determined on a yearly basis.

Assets	Level 1	Level 2	Level 3	Total
US Government Securities	$5,787,694			$5,787,694
Operating division	-	-	46,000,000	46,000,000
Total	$-	$-	$46,000,000	$51,787,694

The Company may purchases equity securities in the form of common and preferred stocks, primarily in the utility sector and these comprise the investment securities held by the Company. The common and preferred stocks were recorded at fair value at the unadjusted closing quoted price on active securities markets. The Company did not hold any equity securities at June 30, 2026.

Purchased call and put options: If the Company were to purchase an option, an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid. The Company did not hold an put or call options at June 30, 2026.

Written call and put options: If the Company were to write (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options, if necessary. The Company did not invest in option instruments during the year ended June 30, 2026.

Securities sold short: The Company may sell securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors. The Company did not hold securities sold short at June 30, 2026.

During the six months ended June 30, 2026, the Company realized proceeds of $8,821,562 from the sale/redemption of U.S. Government Securities , with the portions of the proceeds being used to fund the Company’s operating division and re-invest in U.S. Government Securities. No gain or loss was recognized on the sale/redemption of the U.S. Government securities because the disposition was a government institutional fund valued at a constant $1.00 per share.

All transfers are recognized by the Company at the end of each reporting period. Transfers between Levels 2 and 3 (if any) generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 – Significant Accounting Policies for additional information related to the fair value hierarchy and valuation techniques and inputs. During the six months ended June 30, 2026 there were no transfers between Levels.

16

Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the six months ended June 30, 2026:

Balance at
June 30, 2026
Balance, December 31, 2025	$46,000,000
Advances operating division	2,305,032
Results of operations of operating division	(1,135,119)
Retirement of debt of operating division	(1,169,913)
Balance, June 30, 2026	$46,000,000

The Company’s Level 3 asset consists of the operating division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. The medical operating division is not a subsidiary or a separate legal entity, and forms part of Daxor. Since the Company’s operating division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the operating division has been dependent on funding from the sale of, or earnings on, the Company’s investment securities, or proceeds from our margin facility to sustain operations. The primary assets of the operating division are primarily located in Oak Ridge, Tennessee and were initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for advances to the operating division, business operations and activity and realized losses. Based on Company initiatives started in 2016 and through 2025, related to potential partnerships, joint ventures, product development, marketing and other operations of the operating division, the Company hired an independent valuation company to perform a valuation of the operating division on a standalone basis. The Company updated the initial 2016 valuation and subsequent valuations at December 31, 2017 through December 31, 2025, using the blended Income and Market Approaches as defined in Statement of Financial Accounting Standards (“SFAS”) SFAS 157 (ASC Topic 820). Based on the valuation approaches, we determined a valuation of $46,000,000 at December 31, 2025 remains valid. In determining the Income Approach value range, the Gordon Growth Model valuation technique was used with a discount rate of 20.0% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 35% split between the Gordon Growth model at 15% weight and the Exit Multiple at 15% weight, given the current financial performance and expectations as to longer-term revenue growth and profitability, and a Market Approach method split between Arm’s Length evidence at 35% and public trades weight at 35% for a total weight of 70% for the Market Approach. In January 2026, the Company sold 765,958 shares of the Company’s stock at $11.75 per share resulting in market valuation of approximately $68 million. . Management has reviewed and assessed this valuation and concluded the valuation remains reasonable at Jume 30, 2026.

Asset	Fair Value December 31, 2025	Valuation Approach	Valuation Techniques	Unobservable Inputs	Range of Inputs (Weighted Average)

Operating
Division	$46,000,000	Income	Discounted	Discount Rate	20%
		Approach	Cash	Long Term	3%
			Flow	Growth Rate
			(Gordon Growth)	Forecasted EBITDA	(101%)- 3.1%

		Income	Discounted	Discount Rate	20%
		Approach	Cash	Long Term	3%
			Flow	Growth Rate
			(Exit Multiple)	Exit Multiple	3.25%
				Forecasted EBITDA	(101%)- 3.1%

		Market	Arm’s Length	N/A	N/A
		Approach	Evidence

4. Derivative Instruments

The Company may write call and put options in order to generate additional investment income as part of its investment strategy.

For the six months ended June 30, 2026, the Company did not trade in derivatives.

17

Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

5. Income Taxes (Benefit)

The net income tax expense (benefit) for the year ended June 30, 2026 is comprised of the following:

Current Income Tax Expense (Benefit):
Federal	$-
State and local	-
Total current income tax expense (benefit)	-
Deferred Tax Expense:
Federal	$-
State and local	-
Total deferred tax expense	-
Net income tax (benefit)	$-

The Company has a net operating loss carryforward of approximately $34,099,206 at June 30, 2026. . Approximately $16,744,764 of these losses relates to years prior to 2018 and will begin to expire in 2033. Approximately $17,354,442 of these losses relates to the years 2018 through 2026, and will not expire, but are subject to limitations on usage.

The following table sets forth the net operating loss carryforwards by state and local jurisdiction at June 30, 2026:

	Amount	Expiration Date
New York State	$1,719,463	2035 to Indefinite
New York City	$895,207	Indefinite
California	$2,472,050	2039 to Indefinite
Tennessee	$8,773,301	Expires 2027-2037
South Carolina	$10,623,137	Expires 2026-2037

At June 30, 2026 , the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of June 30, 2026 , the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

18

Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

5. Income Taxes (Benefit) - (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2020 through 2022 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal Revenue Code Section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended December 31, 2025, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the year ended June 30, 2026 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	21.0%
State taxes	(4.9)%
Non-deductible/non-taxable and other items	(16.1)%

Effective income tax (benefit) rate	0.0%

The Company is not a party to any advisory services agreements and as such has no related liabilities.

19

Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities, stock options, as well as from carryforwards of the Company’s net operating losses of approximately $34,099,206 at June 30, 2026, and tax credits of approximately $577,101 in research tax credits for tax purposes. At June 30, 2026 the aggregate cost of investments for federal income tax purposes was $3,118,857.

The significant components of deferred tax assets and liabilities are reflected in the following table:

Unrealized loss on investment in operating division	$(9,850,060)
Net operating loss carryforward	8,354,477
Business tax credits carried forward	577,101
Others	(22,734)
Deferred Income Tax Available for use	941,216
Valuation allowance	(941,216)
Net Deferred Tax Asset	$-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $941,216 at June 30, 2026. The valuation allowance decreased $497,616 from December 31, 2025. If the Company becomes profitable before the expiration of the loss carryforwards, it would have the ability to utilize them in order to offset any taxable income.

7. Investment and Market Risk Factors

The Company may enter into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off-balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The Company transacts with and custodies investment assets at UBS Financial Services, Inc. (the “Broker”). In December 2025 the Company disposed of all investments in equity and preferred securities.

20

Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stock’s current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Cash receivable from the Broker (if any) and margin loans payable reflect accounts with the Broker. Margin loan payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loan payable. The Company does not have the right of setoff nor netting agreements between brokers. The Company did not have any receivable from the broker or margin loans payable at June 30, 2026.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company was subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk. The Company was not subject to volatility risk at June 30, 2026.

Legal, tax and regulatory changes continue to occur in the United States and globally; additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Portfolio Administrative Expenses

The Company reported $64,300 of portfolio administrative expenses, which are included in investment administrative charges on the Statement of Operations for the six month period ended June 30, 2026. These charges represent a portion of the payroll and related expenses of two (2) employees for services performed for the Company.

21

Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

9. Margin Loan Facility

The Company did not utilize the margin loan facility during the six month period ended June 30, 2026. This margin loan facility, when utilized, was secured by the Company’s investments in marketable securities.

During the years 2024 and 2025, the CEO of the Company, Michael Feldschuh loaned to the operating division of the Company principal amount of $1,129,000. The loan included interest at a rate of the Secured Overnight Financing Rate (“SOFR”) plus 100 basis points as reported by the Wall Street Journal. The loan was repaid to Mr. Feldschuh in January 2026 in the amount of $1,169,913 including interest.

10. Capital Stock

At June 30, 2026 , there were 10,000,000 shares of $0.01 par value capital stock authorized, 6,313,224 shares issued and 5,838,224 outstanding. The paid-in capital of $24,841,019 at June 30, 2026 consists of the following amounts:

Additional Paid-in Capital in excess of par value of common stock	$24,777,887
Common Stock	63,132
Total Paid-in Capital	$24,841,019

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. The Company did not repurchase any shares of the Company during the six month period ended June 30, 2026.

Treasury stock at June 30, 2026:

Treasury Stock at repurchase price	$4,496,943
Treasury Stock shares	475,000

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company did not declare a dividend during the six month period ended June 30, 2026.

22

Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

13. Stock Options

In June 2019, the Board of Directors of the Company approved the Daxor Corporation 2020 Incentive Compensation Plan (the “2020 Plan”). In April 2020, the Company received exemptive relief from the Securities & Exchange Commission (“SEC”) and the 2020 Plan was given approval to become operational effective in April, 2020. The 2020 Plan was approved by shareholders of the Company on June 25, 2020. In addition to Stock Options, awards under the 2020 Plan can consist of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Cash Awards and Bonus Stock (collectively, “Stock Awards”). The 2020 Plan is an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acts as the Plan Administrator, and may issue these Stock Awards at its discretion.

The 2020 Plan replaced the 2004 Stock Option Plan. The 2004 Stock Option Plan ceased operation upon approval of the 2020 Plan.

The maximum number of shares that may be issued under the 2020 Plan is 250,000 or 5% of the Company’s outstanding shares, whichever is greater. The Company has obtained approval from shareholders to increase the number of shares available for issuance from 250,000 shares to 400,000 shares (or such lesser amount as may be determined by the Company), subject to the SEC granting an exemptive order to permit the operation of the 2020 Plan as amended, and the SEC may not elect to grant such order. Under the provisions of the 2020 Plan, the exercise price of any stock options issued is a minimum of 100% of the closing market price of the Company’s stock on the grant date of the option. Previously, the Company issued options to various employees under the previous 2004 Stock Option Plan and the Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As of June 30, 2026, the 2020 Plan had 216,984 options outstanding and 170,452 were exercisable.

At June 30, 2026, there was $65,111 of unvested stock-based compensation expense to recognize. The Company recognized $972,993 of stock-based compensation expense, which is included in investment administrative charges in the Statement of Operations for the year ended June 30, 2026. . There was aggregate intrinsic value at June 30, 2026 of $119,612 as the closing price of the Company’s stock was higher than the average exercise price of the underlying options. The intrinsic value is calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period of options are based on historical experience.

For the six month period ended June 30, 2026 , 7,776 stock options were granted to employees, Directors and outside consultants from the 2020 Plan with a weighted average exercise price of $10.17 . The stock options granted during the six month period ended June 30, 2026 from the 2020 Plan are still outstanding and 170,452 stock options have vested as of June 30, 2026. .

The fair values of stock options granted in the six month period ended June 30, 2026 were estimated using the Black-Scholes option-pricing model with the following assumptions for the six month period ended June 30, 2026 .

Six Months Ended June 30, 2026
Risk free rate	4.17%
Expected life (in years)	1.74
Expected volatility	49.13%
Dividend yield	0.00%

Weighted Average grant date fair value per share	$9.69

23

Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

13. Stock Options - (continued)

The details of option activity for the 2020 Plan for the six month period ended June 30, 2026 are as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2026	227,497	$9.88
Granted	7,776	$10.17
Exercised	1,310	$9.96
Expired	(16,979)	$(11.05)
Outstanding at June 30, 2026	216,984	$9.80

The following tables summarize information concerning currently outstanding and exercisable options at June 30, 2026 :

Range of Exercise Prices	Number Outstanding at June 30, 2026	Weighted Average Remaining Contractual Life at June 30, 2026	Weighted Average Exercise Price at June 30, 2026
$7.38 - $14.75	216,984	2.264 years	$9.80

Range of Exercise Prices -Vested	Number Exercisable at June 30, 2026 -Vested	Weighted Average Exercise Price at June 30, 2026 -Vested
$7.38 - $14.95	170,452	$9.89

24

Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

13. Stock Options - (continued)

The following table summarizes information about restricted stock and stock awards transactions:

	Six Months Ended June 30, 2026	Weighted Average Grant Date Fair Value

Unvested at the beginning of the period	15,594	$8.88
Awards granted	107,612	$10.37
Vested	(75,957)	$(10.25)
Expired	(2,244)	$(13.37)
Unvested at the end of period	45,005	$9.94

14. Commitments

There are no commitments for the Company as of this date.

15. Registration Statement

The Company has filed a Form N-2/A Registration Statement under the Securities Act of 1933, which permits the Company to raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods, at prices and on terms to be determined by market conditions at the time of offering. During any 12-month period, the aggregate market value of securities the Company may offer may not exceed one third of the aggregate market value of voting and non-voting common equity held by persons who are not affiliates of the Company. The Registration Statement was filed on December 29, 2025 and became effective January 20, 2026.

25

16. Capital Share Transaction

The Statement of Changes in Net Assets discloses the value of shares issued as stock-based compensation, the dollar amounts received for shares sold, and the increase in net assets from the issuance of stock for the past two years, and such information is incorporated herein by reference. The table below shows the number of shares issued as stock-based compensation, and the number of shares sold for the past two years. No shares were issued to shareholders in reinvestment of dividends, and no shares were redeemed during the past two years.

	For the Six Months Ended June 30,, 2026	For the Year Ended December 31, 2025
Shares issued stock-based compensation	80,666	60,203
Shares sold	765,958	-
Shares reinvested from distributions	-	-
Shares redeemed	-	-
Net increase	846,624	60,203

26

Daxor Corporation

Notes to Financial Statements

June 30, 2026 (Unaudited)

17. Subsequent Events

There are no subsequent events to report as of the date of this report.

27

Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and the Company’s proxy voting record for the 12-month period ended June 30, 2025 are available (i) without charge, upon request, by calling 1-212-330-8500 and (ii) on the Securities and Exchange Commission’s website: www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-PORT. The Company’s Form N-PORT for March 31, 2025, and September 30, 2025 reporting portfolio securities held by the Company, are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Shareholder Vote

The Company’s Annual Meeting was held June 23, 2026. At the Annual Meeting, the following directors were elected for terms expiring at the annual meeting of shareholders to be held in 2027 by the votes indicated:

	For	Withheld
Henry D. Cremisi, MD	4,436,972	6,563
Edward Feuer	4,436,972	6,563
Joy Goudie, Esq.	4,436,972	6,563
Michael Feldschuh	4,116,310	327,225
Jonathan Feldschuh	4,111,640	331,895
Caleb DesRosiers, Esq.	4,436,970	6,565

The following reflects the voting results for matters other than the election of directors brought for vote at the Annual Meeting:

	For	Against	Abstain
Ratification of Bush & Associates, CPA as Daxor Corporation’s independent registered public accounting firm.	4,423,295	19,839	401

28

Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor (namely, four of the six directors are independent). Two of the Corporation’s directors are also officers of the Company and are not independent. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 107 Meco Lane, Oak Ridge, TN 37830.

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	And	Occupation(s)	Portfolios	(during past
Name, Address	Held with	Length of Time	During Past Five	Overseen by	five years) by
and Age	Company	Served	Years	Director	Director
“Noninterested Persons”

Henry D. Cremisi, MD FACP 107 Meco Lane Oak Ridge, TN 37830 Age: 68	Director	One year term, Director since 2020	Medical Director, AstraZeneca, a Pharmaceutical company	None	None

Edward Feuer 107 Meco Lane Oak Ridge, TN 37830 Age: 70	Director	One year term, Director since 2016	Managing Partner, Feuer & Orlando, LLP, an accounting firm	None	None

Joy Goudie, Esq. 107 Meco Lane Oak Ridge, TN 37830 Age: 69	Director	One year term, Director since 2020	Registered Patent Attorney	None	None

Caleb DesRosiers 107 Meco Lane Oak Ridge, TN 37830 Age: 53	Director	One Year Term, Director since 2022	Attorney	None	None

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		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	And	Occupation(s)	Portfolios	(during past
Name, Address	Held with	Length of Time	During Past Five	Overseen by	five years) by
and Age	Company	Served	Years	Director	Director
“Interested Persons”

Michael Feldschuh 107 Meco Lane Oak Ridge, TN 37830 Age: 56	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Jonathan Feldschuh 107 Meco Lane Oak Ridge, TN 37830 Age 61	Director	One year term, Director since 2017	Chief Scientific Officer	None	None

The Daxor’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 212-330-8500.

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Daxor Corporation

June 30, 2026

ITEM 2. CODE OF ETHICS

The information required by this item is only required in the annual report on this Form N-CSR

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The information required by this item is only required in the annual report on this Form N-CSR

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The information required by this item is only required in the annual report on this Form N-CSR

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this item is only required in the annual report on this Form N-CSR

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

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Daxor Corporation

June 30, 2026

ITEM 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

ITEM 8. Changes in and disagreements with accountants for open-end management investment companies.

Not applicable.

ITEM 9. proxy disclosures for Open-End Management Investment Companies.

Not applicable.

ITEM 10. remuneration paid to directors, officers, and others of Open-End Management Investment Companies.

Not applicable.

ITEM 11. statement regarding basis for approval of investment advisory contract.

Not applicable.

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Daxor Corporation

June 30, 2026

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this item is only required in the annual report on this Form N-CSR

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Daxor does not have an investment advisor. The Chief Executive Officer of the Company, Michael Feldschuh, managed Daxor’s portfolio.

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Daxor Corporation

June 30, 2026

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Company’s Board of Directors.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor did not lend out portfolio securities.

ITEM 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

ITEM 19. EXHIBITS.

a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer as required by Rule 30a-2(a) Under the Investment Company Act of 1940. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Daxor Corporation

June 30, 2026

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Daxor Corporation

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date:	August 31, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date:	August 31, 2026

By (Signature and Title)	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer and Chief Compliance Officer (Principal Financial Officer)

Date:	August 31, 2026

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